GEORGIA POWER COMPANY

TO

THE BANK OF NEW YORK,

TRUSTEE

____________________

THIRTIETH SUPPLEMENTAL INDENTURE

DATED AS OF JUNE 21, 2007

____________________

SERIES 2007C FLOATING RATE SENIOR NOTES

(EXTENDIBLE LIQUIDITY SECURITIES)

TABLE OF CONTENTS1

ARTICLE 1	SERIES 2007C SENIOR NOTES	1
SECTION 101.	Establishment	1
SECTION 102.	Definitions	2
SECTION 103.	Payment of Principal and Interest	4
SECTION 104.	Determination of Interest Rate	6
SECTION 105.	Denominations	7
SECTION 106.	Global Securities	7
SECTION 107.	Transfer	8
SECTION 108.	Redemption	8
ARTICLE 2	MISCELLANEOUS PROVISIONS	8
SECTION 201.	Recitals by Company	8
SECTION 202.	Ratification and Incorporation of Original Indenture	8
SECTION 203.	Executed in Counterparts	8

EXHIBIT A	Form of Series 2007C Floating Rate Senior Note

EXHIBIT B	Form of Substitute Series 2007C Floating Rate Senior Note

EXHIBIT C	Certificate of Authentication

_________________________

1 This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

i

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                               THIS THIRTIETH SUPPLEMENTAL INDENTURE is made as of the 21st day of June, 2007, by and between GEORGIA POWER COMPANY, a Georgia corporation, 241 Ralph McGill Boulevard., N.E., Atlanta, Georgia 30308-3374 (the “Company”), and THE BANK OF NEW YORK, a New York banking corporation, 101 Barclay Street, Floor 8W, New York, New York 10286 (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has heretofore entered into a Senior Note Indenture, dated as of January 1, 1998 (the “Original Indenture”), with The Bank of New York (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as heretofore supplemented;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as heretofore supplemented and as further supplemented by this Thirtieth Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Original Indenture, a new series of Senior Notes may at any time be established by the Board of Directors of the Company in accordance with the provisions of the Original Indenture and the terms of such series may be described by a supplemental indenture executed by the Company and the Trustee;

WHEREAS, the Company proposes to create under the Indenture a new series of Senior Notes;

WHEREAS, additional Senior Notes of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Thirtieth Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

SERIES 2007C SENIOR NOTES

SECTION 101.               Establishment. There is hereby established a new series of Senior Notes to be issued under the Indenture, to be designated as the Company’s Series 2007C Floating Rate Senior Notes (EXtendible Liquidity Securities) (the “Series 2007C Notes”).

There are to be authenticated and delivered $150,000,000 principal amount of Series 2007C Notes, and such principal amount of the Series 2007C Notes may be increased from time to time pursuant to Section 301 of the Original Indenture. All Series 2007C Notes need not be issued at the same time and such series may be reopened at any time, without the consent of any Holder, for issuances of additional Series 2007C Notes. Any such additional Series 2007C Notes will have the same interest rate, final maturity date and other terms as those initially issued. No Series 2007C Notes shall be authenticated and delivered in excess of the principal amount as so increased except as provided by Sections 203, 303, 304 or 907 of the Original Indenture. The Series 2007C Notes shall be issued in definitive fully registered form.

The Series 2007C Notes shall be issued in the form of one or more Global Securities in substantially the form set out in Exhibit A hereto (an “Extendible Note”), or, in the case of a Substitute Note (as defined below), substantially in the form set out in Exhibit B hereto. The Depositary with respect to the Series 2007C Notes shall be The Depository Trust Company.

The form of the Trustee’s Certificate of Authentication for the Series 2007C Notes shall be in substantially the form set forth in Exhibit C hereto.

Each Series 2007C Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Series 2007C Notes will not have a sinking fund.

SECTION 102.               Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Applicable Spread” means: .00% from and including the Original Issue Date but prior to the Interest Payment Date in July 2008; .01% from and including the Interest Payment Date in July 2008 but prior to the Interest Payment Date in July 2009; .02% from and including the Interest Payment Date in July 2009 but prior to the Interest Payment Date in July 2010; .03% from and including the Interest Payment Date in July 2010 but prior to the Interest Payment Date in July 2011; and .04% from and including the Interest Payment Date in July 2011 but prior to the Final Maturity Date.

“Calculation Agent” means The Bank of New York, or its successor appointed by the Company, acting as calculation agent for the Series 2007C Notes.

“Coupon Rate” is defined in Section 104 hereof.

“Election Date” means the 18th calendar day of each month, beginning July 18, 2007, through and including June 18, 2011, whether or not such day is a Business Day.

“Extendible Note” is defined in Section 101 hereof.

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“Final Maturity Date” means July 18, 2012 or, if such date is not a Business Day, the immediately preceding Business Day.

“Initial Maturity Date” means July 18, 2008 or, if such date is not a Business Day, the immediately preceding Business Day.

“Interest Payment Date” means the 18th calendar day of each month, commencing July 18, 2007.

“Interest Period” means the period from and including the Original Issue Date to but excluding next succeeding Interest Payment Date and each succeeding period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date.

“LIBOR” means for any Interest Period the rate for deposits in U.S. dollars for the applicable period referred to below that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period. If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks, which may include the Underwriter or its affiliates, in the London interbank market, selected by the Calculation Agent (after consultation with the Company), to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars in a Representative Amount and for the applicable period referred to below, as of 11:00 a.m., London time, on such LIBOR Determination Date. If at least two such quotations are so provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks, which may include the Underwriter or its affiliates, in The City of New York (after consultation with the Company), to provide such bank’s rate to leading European banks for loans in U.S. dollars in a Representative Amount and for the applicable period referred to below, as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date. If at least two such rates are so provided, LIBOR will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR will be LIBOR in effect during the preceding Interest Period. All percentages resulting from any calculation on a Series 2007C Note will be rounded to the nearest one hundred-thousandth of a percentage point, with a five-one millionths of a percentage point rounded upwards, and all dollar amounts used in or resulting from such calculation on the Series 2007C Notes will be rounded to the nearest cent (with one-half cent being rounded upwards). The applicable period referred to above is one month, in each case commencing on the first day of the applicable Interest Period.

“LIBOR Business Day” means any day that is a Business Day and a day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR Determination Date” means for any Interest Period the second LIBOR Business Day prior to the first day of such Interest Period.

“Notice of Election” is defined in Section 103 hereof.

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“Notice Period” is defined in Section 103 hereof.

“Original Issue Date” means June 21, 2007.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day).

“Representative Amount” shall mean a principal amount of not less than U.S. $1,000,000 that is, in the Calculation Agent’s judgment, representative for a single transaction in the relevant market at the relevant time.

“Reuters Page LIBOR01” means the display designated as “LIBOR01” on Reuters 3000 Xtra (or any successor service)(or such other page as may replace Page LIBOR01 on Reuters 3000 Xtra or any successor service).

“Stated Maturity” shall mean the Initial Maturity Date; provided, however, that the Stated Maturity will be any later date to which the maturity of such Extendible Note (or any portion thereof as provided in Section 103) has previously been extended.

“Substitute Note” is defined in Section 103.

“Underwriter” shall mean Morgan Stanley & Co. Incorporated.

SECTION 103.             Payment of Principal and Interest. Except as provided in the next succeeding sentence, the principal of the Series 2007C Notes shall be due at the Initial Maturity Date. A Holder of an Extendible Note may elect to extend the maturity of all of the principal amount of its Extendible Note or any portion of its Extendible Note having a principal amount of $1,000 or any integral multiple thereof, during the Notice Period relating to each Election Date, in which case the maturity of such principal amount of its Extendible Note shall be extended to the date occurring 366 calendar days from and including the 18th calendar day of the next succeeding month following such Election Date (or, if such date is not a Business Day, the immediately preceding Business Day). In no event will the maturity of the Series 2007C Notes be extended beyond the Final Maturity Date.

To make an election to extend the maturity of an Extendible Note effective on any Election Date, a Holder must deliver a notice of election during the Notice Period for that Election Date, such notice to be substantially in the form entitled “Notice of Election to Extend Maturity” attached to Exhibit A hereto, duly completed (a “Notice of Election”), and in the event of an election to the extend the maturity of only a portion of the principal amount of such Holder’s Extendible Note, such Extendible Note. The Notice Period for each Election Date will begin on the fifth Business Day prior to the Election Date and will end at the close of business, New York City time, on the Election Date (the “Notice Period”). If the Election Date is not a Business Day, the Notice Period will be extended to the Business Day next following the Election Date. A Notice of Election must be delivered to the Trustee on or after the first day of the Notice Period and no later than the close of business, New York City time, on the last

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Business Day in the Notice Period relating to the applicable Election Date. Upon delivery to the Trustee of a Notice of Election to extend the maturity of a Holder’s Extendible Note or any portion thereof during any Notice Period, that Notice of Election will be revocable during each day of such Notice Period, until 12:00 noon, New York City time, on the last Business Day in the Notice Period relating to the applicable Election Date, at which time such Notice of Election will become irrevocable.

If on any Election Date, a Holder of an Extendible Note does not make a timely and proper election to extend the maturity of all or any portion of the principal amount of such Holder’s Extendible Note, the principal amount of such Extendible Note for which no such election has been made will be due and payable at the Stated Maturity of such Extendible Note. The principal amount of an Extendible Note for which no election to extend the maturity has been made on any Election Date will be represented by a substitute non-extendible note deemed to be issued as of such Election Date, substantially in the form of Exhibit B hereto (a “Substitute Note”) and Schedule A to such Extendible Note shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount thereof. If a Holder of an Extendible Note elects to extend the maturity of only a portion of an Extendible Note, the principal amount of the Substitute Note must be in an authorized denomination as provided in Section 105. The Substitute Note so issued will have the same terms as the original Extendible Note, except that it will not be extendible, it will have a different CUSIP number and its maturity date will remain the Stated Maturity. Interest on the Substitute Note shall accrue from and including the last Interest Payment Date on the related original Extendible Note. The Company and the Trustee shall deem an Extendible Note canceled as to any portion of the principal amount thereof for which a duly completed Notice of Election and, if applicable, such Extendible Note, are not delivered to the Trustee within the Notice Period for any Election Date, except with respect to the entitlement of any interest thereon that is in arrears as of such Election Date.

A Holder’s failure to elect to extend the maturity of all or any portion of the Series 2007C Notes will be irrevocable and will be binding upon any subsequent Holder of such Series 2007C Notes.

The unpaid principal amount of the Series 2007C Notes shall accrue interest at the Coupon Rate set monthly pursuant to Section 104 hereof, from the Original Issue Date, until paid or duly provided for. Interest shall be paid monthly in arrears on each Interest Payment Date to the Person in whose name such Series 2007C Note is registered on the Regular Record Date for such Interest Payment Date, whether or not such Regular Record Date is a Business Day. However, interest payable on the Stated Maturity of any Series 2007C Note will be paid to the same Person to whom the principal is payable. The initial Interest Payment Date for the Series 2007C Notes is July 18, 2007. The final Interest Payment Date for a Series 2007C Note shall be the Stated Maturity for that Series 2007C Note. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Series 2007C Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Series 2007C Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on

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which the Series 2007C Notes shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

The rate at which interest shall accrue on the unpaid principal amount of the Series 2007C Notes for each Interest Period shall be the relevant Coupon Rate for that Interest Period and payments of interest on the Series 2007C Notes will include interest accrued to but excluding the respective Interest Payment Dates. Such interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

Interest on the Series 2007C Notes will be payable, in arrears, on each Interest Payment Date, including any Interest Payment Date on which a Holder elects to extend the maturity of any Extendible Note in accordance with the provisions of this Section 103. In the event any Interest Payment Date is not a Business Day, then the Interest Payment Date will be the next succeeding day which is a Business Day, unless:

(i)         that next succeeding Business Day falls in the next succeeding calendar month; or

(ii)        the Interest Payment Date that does not occur on a Business Day is also the scheduled Stated Maturity for such Series 2007C Note,

in which case, the relevant Interest Payment Date or Stated Maturity for the relevant Series 2007C Note, as the case may be, will be the immediately preceding Business Day and interest will accrue to but excluding that immediately preceding Business Day.

Payments of the principal and interest due at the Stated Maturity of any Series 2007C Notes shall be made upon surrender of such Series 2007C Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series 2007C Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment to the Person entitled thereto.

SECTION 104.             Determination of Interest Rate. The Series 2007C Notes will accrue interest for each Interest Period at a per annum rate, subject to a maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application (the “Coupon Rate”). The Coupon Rate shall be equal to LIBOR for each Interest Period, as determined by the Calculation Agent, plus the Applicable Spread.

Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee, if the Trustee is not then serving as the Calculation Agent, of the Coupon Rate for the new Interest Period. All calculations made by the Calculation Agent for the purposes of calculating the interest rates on the Series 2007C Notes shall be conclusive and binding upon the

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beneficial owners and Holders of the Series 2007C Notes, the Company and the Trustee, absent manifest error.

Upon the request of a Holder of the Series 2007C Notes, the Calculation Agent will provide to such Holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Period.

SECTION 105.               Denominations. The Series 2007C Notes may be issued in denominations of $1,000, or any integral multiple thereof.

SECTION 106.               Global Securities. The Series 2007C Notes will be issued in the form of one or more Global Securities registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Series 2007C Notes represented by one or more Global Securities will not be exchangeable for, and will not otherwise be issuable as, Series 2007C Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or a successor Depositary or its nominee.

Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Series 2007C Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee. The rights of Holders of such Global Security shall be exercised only through the Depositary.

Subject to the procedures of the Depositary, a Global Security shall be exchangeable for Series 2007C Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Company, or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company, in each case within 90 days after the Company receives such notice or becomes aware of such cessation, (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable, or (iii) there shall have occurred an Event of Default with respect to the Series 2007C Notes. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Series 2007C Notes registered in such names as the Depositary shall direct.

Neither the Company, the Trustee nor any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security, for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any delay in exercising the option to extend the maturity of an Extendible Note.

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SECTION 107.               Transfer. No service charge will be made for any transfer or exchange of Series 2007C Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

SECTION 108.               Redemption. The Series 2007C Notes will not be redeemable by the Company prior to Stated Maturity.

ARTICLE 2

MISCELLANEOUS PROVISIONS

SECTION 201.               Recitals by Company. The recitals in this Thirtieth Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of Series 2007C Notes and of this Thirtieth Supplemental Indenture as fully and with like effect as if set forth herein in full.

SECTION 202.               Ratification and Incorporation of Original Indenture. As heretofore supplemented and as supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture as heretofore supplemented and as supplemented by this Thirtieth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 203.               Executed in Counterparts. This Thirtieth Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

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                               IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.

ATTEST:	GEORGIA POWER COMPANY

By: /s/ Wayne Boston	By: /s/ Ann P. Daiss
Wayne Boston	Ann P. Daiss
Assistant Secretary	Vice President, Comptroller and
Chief Accounting Officer

ATTEST:	THE BANK OF NEW YORK, as Trustee

By: /s/ Robert A. Massimillo	By: /s/ Van K. Brown
Robert A. Massimillo	Van K. Brown
Vice President	Vice President

EXHIBIT A

FORM OF SERIES 2007C FLOATING RATE SENIOR NOTE

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No. ___	CUSIP No. 373334 JF9

GEORGIA POWER COMPANY

SERIES 2007C FLOATING RATE SENIOR NOTE

(EXTENDIBLE LIQUIDITY SECURITY)

Principal Amount:	$______________ (or such other amount as is indicated on Schedule A)

Regular Record Date:	15th calendar day prior to the applicable Interest Payment Date (whether or not a Business Day)

Original Issue Date:	June 21, 2007

Initial Maturity Date:	July 18, 2008, or, if such date is not a Business Day, the immediately preceding Business Day

Stated Maturity:

The Initial Maturity Date; provided, however, that the Stated Maturity will be any later date to which the maturity of such Extendible Note (or any portion thereof as provided herein) has previously been extended

Final Maturity Date:	July 18, 2012, or, if such date is not a Business Day, the immediately preceding Business Day

Election Dates:	The 18th calendar day of each month

Interest Payment Dates:	The 18th calendar day of each month, beginning July 18, 2007

Interest Rate:	LIBOR for each Interest Period plus the Applicable Spread

Authorized Denominations:	$1,000 or any integral multiple thereof

LIBOR Determination Dates:	For any Interest Period, the 2nd LIBOR Business Day prior to the first day of such Interest Period

Georgia Power Company, a Georgia corporation (the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________________________, or registered assigns, the principal sum of _________ DOLLARS ($__________) on the Stated Maturity shown above, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on each Interest Payment Date as specified above, to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date, whether or not such Regular Record Date is a Business Day. However, interest payable on the Stated Maturity of this Note will be paid to the same Person to whom the principal is payable. The initial Interest Payment Date for this Note is July 18, 2007. The final Interest Payment Date for this Note shall be the Stated Maturity. Except as otherwise provided in the Indenture, any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name

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this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Series 2007C Notes (as defined on the reverse hereof) not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Except as provided in the next succeeding sentence, the Stated Maturity will be the Initial Maturity Date. A Holder of the Series 2007C Notes may elect to extend the maturity of all of the principal amount of its Series 2007C Notes or any portion of its Series 2007C Notes having a principal amount of $1,000 or any integral multiple thereof, during the Notice Period (as defined below) relating to each Election Date (as defined below), in which case the maturity of such principal amount of its Series 2007C Notes shall be extended to the date occurring 366 calendar days from and including the 18th calendar day of the next succeeding month from such Election Date (or, if such date is not a Business Day, the immediately preceding Business Day). In no event will the maturity of the Series 2007C Notes be extended beyond the Final Maturity Date.

To make an election to extend the maturity of this Note effective on any Election Date, a Holder must deliver a notice of election during the Notice Period for that Election Date, such notice to be substantially in the form entitled “Notice of Election to Extend Maturity” attached hereto, duly completed (a “Notice of Election”), and in the event of an election to extend the maturity of only a portion of the principal amount of this Note, this Note. The Notice Period for each Election Date will begin on the fifth Business Day prior to the Election Date and will end at the close of business, New York City time, on the Election Date (the “Notice Period”). If the Election Date is not a Business Day, the Notice Period will be extended to the Business Day next following the Election Date. A Notice of Election must be delivered to the Trustee on or after the first day of the Notice Period and no later than the close of business, New York City time, on the last Business Day in the Notice Period relating to the applicable Election Date. Upon delivery to the Trustee of a Notice of Election to extend the maturity of this Note or any portion thereof during any Notice Period, that Notice of Election will be revocable during each day of such Notice Period, until 12:00 noon, New York City time, on the last Business Day in the Notice Period relating to the applicable Election Date, at which time such Notice of Election will become irrevocable.

If, on any Election Date, a Holder of this Note does not make a timely and proper election to extend the maturity of all or any portion of the principal amount of this Note, the principal amount of this Note for which no such election has been made will be due and payable at the Stated Maturity. The principal amount of this Note for which no election to extend the maturity has been made on any Election Date will be represented by a substitute, non-extendible note deemed to be issued as of such Election Date, substantially in the form of Exhibit B to the Thirtieth Supplemental Indenture to the Indenture referred to on the reverse hereof (a “Substitute Note”) and Schedule A hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. If a Holder of an Extendible Note elects to extend the maturity of only a portion of an Extendible Note, the principal amount of the Substitute Note must be in an authorized denomination as provided in the Indenture. The

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Substitute Note so issued will have the same terms as this Note, except that it will not be extendible, it will have a different CUSIP number and its non-extendible maturity date will remain the Stated Maturity. Interest on the Substitute Note shall accrue from and including the last Interest Payment Date on the related original Note. The Company and the Trustee shall deem this Note canceled as to any portion of the principal amount hereof for which a duly completed Notice of Election and, if applicable, this Note, are not delivered to the Trustee within the Notice Period, except with respect to the entitlement to any interest thereon that is in arrears as of the Election Date.

A Holder’s failure to elect to extend the maturity of all or any portion of this Note will be irrevocable and will be binding upon any subsequent Holder of this Note.

The rate at which interest shall accrue on the unpaid principal amount of this Note for each Interest Period (as defined below) shall be the relevant Coupon Rate (as defined below) for that Interest Period and payments of interest on the Series 2007C Notes will include interest accrued to but excluding the respective Interest Payment Dates. Such interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

The Series 2007C Notes will accrue interest for each Interest Period at a per annum rate, subject to a maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application (the “Coupon Rate”). The Coupon Rate, as determined by the Calculation Agent, shall be equal to LIBOR (as defined below) for each Interest Period plus the Applicable Spread (as defined below).

“Applicable Spread” means: .00% from and including the Original Issue Date but prior to the Interest Payment Date in July 2008; .01% from and including the Interest Payment Date in July 2008 but prior to the Interest Payment Date in July 2009; .02% from and including the Interest Payment Date in July 2009 but prior to the Interest Payment Date in July 2010; .03% from and including the Interest Payment Date in July 2010 but prior to the Interest Payment Date in July 2011; and .04% from and including the Interest Payment Date in July 2011 but prior to the Final Maturity Date.

“Business Day” means a day other than (i) a Saturday or Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee’s corporate trust office is closed for business.

“Calculation Agent” means The Bank of New York, or its successor appointed by the Company, acting as calculation agent.

“Election Date” means the 18th calendar day of each month, beginning July 18, 2007, through and including June 18, 2011, whether or not such day is a Business Day.

“Final Maturity Date” means July 18, 2012, or, if such date is not a Business Day, the immediately preceding Business Day.

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“Initial Maturity Date” means July 18, 2008, or, if such date is not a Business Day, the immediately preceding Business Day.

“Interest Period” means the period from and including the Original Issue Date to but excluding next succeeding Interest Payment Date and each succeeding period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date.

“LIBOR” means for any Interest Period the rate for deposits in U.S. dollars for the applicable period referred to below that appears on Reuters Page LIBOR01 (as defined below) as of 11:00 a.m., London time, on the LIBOR Determination Date (as defined below) for such Interest Period. If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks, which may include the Underwriter (as defined below) or its affiliates, in the London interbank market, selected by the Calculation Agent (after consultation with the Company), to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars in a Representative Amount (as defined below) and for the applicable period referred to below, as of 11:00 a.m., London time, on such LIBOR Determination Date. If at least two such quotations are so provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks, which may include the Underwriter or its affiliates, in The City of New York (after consultation with the Company), to provide such bank’s rate to leading European banks for loans in U.S. dollars in a Representative Amount and for the applicable period referred to below, as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date. If at least two such rates are so provided, LIBOR will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR will be LIBOR in effect during the preceding Interest Period. All percentages resulting from any calculation on a Series 2007C Note will be rounded to the nearest one hundred-thousandth of a percentage point, with a five-one millionths of a percentage point rounded upwards, and all dollar amounts used in or resulting from such calculation on the Series 2007C Notes will be rounded to the nearest cent (with one-half cent being rounded upwards). The applicable period referred to above is one month, in each case commencing on the first day of the applicable Interest Period.

“LIBOR Business Day” means any day that is a Business Day and a day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR Determination Date” means for any Interest Period the second LIBOR Business Day prior to the first day of such Interest Period.

“Representative Amount” shall mean a principal amount of not less than U.S. $1,000,000 that is, in the Calculation Agent’s judgment, representative for a single transaction in the relevant market at the relevant time.

“Reuters Page LIBOR01” means the display designated as “LIBOR01” on Reuters 3000 Xtra (or any successor service) (or such other page as may replace Page LIBOR01 on Reuters 3000 Xtra or any successor service).

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“Underwriter” shall mean Morgan Stanley & Co. Incorporated.

All calculations made by the Calculation Agent for the purposes of calculating the interest rates on this Note shall be conclusive and binding on the Holders of this Note, the Company and the Trustee, absent manifest error.

Interest on this Note will be payable, in arrears, on each Interest Payment Date, including any Interest Payment Date on which a Holder elects to extend the maturity of this Note in accordance with the provisions of this Note. In the event that any Interest Payment is not a Business Day, then the Interest Payment Date will be the next succeeding day which is a Business Day, unless:

(i)     that next succeeding Business Day falls in the next succeeding calendar month; or

(ii)   the Interest Payment Date that does not occur on a Business Day is also the scheduled Stated Maturity,

in which case, the relevant Interest Payment Date or the Stated Maturity, for the relevant Series 2007C Note, as the case may be, will be the immediately preceding Business Day and interest will accrue to but excluding that immediately preceding Business Day.

Payment of the principal of and interest due at the Stated Maturity of the Series 2007C Notes shall be made upon surrender of the Series 2007C Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series 2007C Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

The holder of this Note hereby agrees to treat the Final Maturity Date of this Note as the sole maturity date of this Note for purposes of the United States Treasury Regulations governing modifications to the terms of debt instruments such that an election to extend the maturity of all or any portion of the principal amount of this Note in accordance with its terms is not a taxable event for United States federal income tax purposes with respect to such portion, absent a final administrative or judicial determination to the contrary. The holder of this Note further agrees to file any and all United States federal income tax returns in a manner that is consistent with such United States federal income tax treatment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

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Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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                IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

GEORGIA POWER COMPANY

By:

Attest:

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CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

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(Reverse Side of Note)

This Note is one of a duly authorized issue of Senior Notes of the Company (the “Notes”), issued and issuable in one or more series under a Senior Note Indenture, dated as of January 1, 1998, as supplemented (the “Indenture”), between the Company and The Bank of New York (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures incidental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes issued thereunder and of the terms upon which said Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as Series 2007C Floating Rate Senior Notes (EXtendible Liquidity Securities) (the “Series 2007C Notes”) which is unlimited in aggregate principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Series 2007C Notes will not be redeemable at the option of the Company prior to the Stated Maturity.

The Series 2007C Notes will not have a sinking fund.

If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for

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registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in	UNIF GIFT MIN ACT- _______ Custodian ________
common	(Cust)	(Minor)
TEN ENT-	as tenants by the
entireties	under Uniform Gifts to
JT TEN-	as joint tenants	Minors Act
with right of
survivorship and	________________________
not as tenants	(State)
in common

Additional abbreviations may also be used
though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

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SCHEDULE A

The initial aggregate principal amount of the Notes evidenced by the Certificate to which this Schedule is attached is $ ______________. The notations on the following table evidence decreases in the aggregate principal amount of Notes evidenced by such Certificate.

Decreases in Principal Amount of Notes	Principal Amount of Notes Remaining After Such Decrease	Notation by Security Registrar

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NOTICE OF ELECTION TO EXTEND MATURITY

The undersigned hereby elects to extend the maturity of its Series 2007C Floating Rate Senior Note (EXtendible Liquidity Security) of Georgia Power Company (or the portion thereof specified below) with the effect provided in said Note by surrendering said Note to The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Finance, or such other address of which the Company shall from time to time notify the Holders of the Series 2007C Notes in the event of an election to extend the maturity of only a portion of the principal amount of said Note, together with this form of “Notice of Election to Extend Maturity” duly completed by the Holder of said Note.

If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $1,000 or an integral multiple thereof) as to which the Holder elects to extend the maturity: $_______; and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Substitute Notes (as defined in Series 2007C Notes) to be issued to the Holder for the portion of said Note as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Substitute Note will be issued for the portion as to which the option to extend maturity is not being made): $__________.

Capitalized terms used herein and not defined herein will have the meanings ascribed to them in said Note.

Dated:

NOTICE: The signature on this Notice of Election to Extend Maturity must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.

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EXHIBIT B

FORM OF SUBSTITUTE SERIES 2007C FLOATING RATE SENIOR NOTE

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No. ___	CUSIP No. ________

GEORGIA POWER COMPANY

SERIES 2007C FLOATING RATE SENIOR NOTE

(EXTENDIBLE LIQUDITY SECURITY)

Principal Amount:	$______________

Regular Record Date:	15th calendar day prior to the applicable Interest Payment Date (whether or not a Business Day)

Original Issue Date:	[__________ __, ____]

Stated Maturity:	[__________ __, ____]

Interest Accrual Date:	[__________ __, ____][MOST RECENT INTEREST PAYMENT DATE ON THE ORIGINAL EXTENDIBLE NOTE]

Interest Payment Dates:	The 18th calendar day of each month, beginning July 18, 2007

Interest Rate:	For each Interest Period, LIBOR for such Interest Period plus the Applicable Spread

Authorized Denominations:	$1,000 or any integral multiple thereof

LIBOR Determination Dates:	For any Interest Period, the 2nd LIBOR Business Day prior to the first day of such Interest Period

Georgia Power Company, a Georgia corporation (the “Company”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to __________________________________________, or registered assigns, the principal sum of _________ DOLLARS ($__________) on the Stated Maturity shown above, and to pay interest thereon from and including the Interest Accrual Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on each Interest Payment Date as specified above, to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such Interest Payment Date, whether or not such Regular Record Date is a Business Day. However, interest payable on the Stated Maturity of this Note will be paid to the same Person to whom the principal is payable. The initial Interest Payment Date for this Note is [________ __, ____]. The final Interest Payment Date for this Note shall be the Stated Maturity. Except as otherwise provided in the Indenture, any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Series 2007C Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this

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series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

If the Stated Maturity would otherwise be a day that is not a Business Day (as defined below), the Stated Maturity Date will be the immediately preceding Business Day.

The rate at which interest shall accrue on the unpaid principal amount of this Note for each Interest Period (as defined below) shall be the relevant Coupon Rate (as defined below) for that Interest Period and payments of interest on the Series 2007C Notes will include interest accrued to but excluding the respective Interest Payment Dates. Such interest shall accrue on the basis of the actual number of days in each Interest Period and a year of 360 days.

The Series 2007C Notes will accrue interest for each Interest Period at a per annum rate determined by the Calculation Agent, subject to a maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application (the “Coupon Rate”). The Coupon Rate will be equal to LIBOR (as defined below) for such Interest Period plus the Applicable Spread (as defined below).

“Applicable Spread” means: .00% from and including the Original Issue Date but prior to the Interest Payment Date in July 2008; .01% from and including the Interest Payment Date in July 2008 but prior to the Interest Payment Date in July 2009; .02% from and including the Interest Payment Date in July 2009 but prior to the Interest Payment Date in July 2010; .03 % from and including the Interest Payment Date in July 2010 but prior to the Interest Payment Date in July 2011; and .04% from and including the Interest Payment Date in July 2011 but prior to the Stated Maturity.

“Business Day” means a day other than (i) a Saturday or Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee’s corporate trust office is closed for business.

“Calculation Agent” means The Bank of New York, or its successor appointed by the Company, acting as calculation agent.

“Interest Period” each period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date.

“LIBOR” means for any Interest Period the rate for deposits in U.S. dollars for the applicable period referred to below that appears on Reuters Page LIBOR01 (as defined below) as of 11:00 a.m., London time, on the LIBOR Determination Date (as defined below) for such Interest Period. If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks, which may include the Underwriter (as defined below) or its affiliates, in the London interbank market, selected by the Calculation Agent (after consultation with the Company), to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars in a Representative Amount (as defined below) and for the applicable period referred to below, as of 11:00 a.m., London time, on such LIBOR Determination Date. If at least two such quotations are

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so provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks, which may include the Underwriter or its affiliates, in The City of New York (after consultation with the Company), to provide such bank’s rate to leading European banks for loans in U.S. dollars in a Representative Amount and for the applicable period referred to below, as of approximately 11:00 a.m., New York City time, on such LIBOR Determination Date. If at least two such rates are so provided, LIBOR will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR will be LIBOR in effect during the preceding Interest Period. All percentages resulting from any calculation on a Series 2007C Note will be rounded to the nearest one hundred-thousandth of a percentage point, with a five-one millionths of a percentage point rounded upwards, and all dollar amounts used in or resulting from such calculation on the Series 2007C Notes will be rounded to the nearest cent (with one-half cent being rounded upwards). The applicable period referred to above is one month, in each case commencing on the first day of the applicable Interest Period.

“LIBOR Business Day” means any day that is a Business Day and a day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR Determination Date” means for any Interest Period the second LIBOR Business Day prior to the first day of such Interest Period.

“Representative Amount” shall mean a principal amount of not less than U.S. $1,000,000 that is, in the Calculation Agent’s judgment, representative for a single transaction in the relevant market at the relevant time.

“Reuters Page LIBOR01” means the display designated as “LIBOR01” on Reuters 3000 Xtra (or any successor service) (or such other page as may replace Page LIBOR01 on Reuters 3000 Xtra or any successor service).

“Underwriter” shall mean Morgan Stanley & Co. Incorporated.

All calculations made by the Calculation Agent for the purposes of calculating the interest rates on this Note shall be conclusive and binding on the Holders of this Note, the Company and the Trustee, absent manifest error.

Interest on this Note will be payable, in arrears, on each Interest Payment Date. In the event that any Interest Payment Date is not a Business Day, then the Interest Payment Date will be the next succeeding day which is a Business Day, unless:

(i)     that next succeeding Business Day falls in the next succeeding calendar month; or

(ii)   the Interest Payment Date that does not occur on a Business Day is also the scheduled Stated Maturity,

in which case, the relevant Interest Payment Date or the Stated Maturity, for the relevant Series 2007C Note, as the case may be, will be the immediately preceding Business Day and interest

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will accrue to but excluding that immediately preceding Business Day.

Payment of the principal of and interest due at the Stated Maturity of the Series 2007C Notes shall be made upon surrender of the Series 2007C Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series 2007C Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 16 days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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                IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

GEORGIA POWER COMPANY

By:

Attest:

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CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

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(Reverse Side of Note)

This Note is one of a duly authorized issue of Senior Notes of the Company (the “Notes”), issued and issuable in one or more series under a Senior Note Indenture, dated as of January 1, 1998, as supplemented (the “Indenture”), between the Company and The Bank of New York (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures incidental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes issued thereunder and of the terms upon which said Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as Series 2007C Floating Rate Senior Notes (EXtendible Liquidity Securities) (the “Series 2007C Notes”) which is unlimited in aggregate principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Series 2007C Notes will not be redeemable at the option of the Company prior to the Stated Maturity.

The Series 2007C Notes will not have a sinking fund.

If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for

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registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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                                                                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in	UNIF GIFT MIN ACT- _______ Custodian ________
common	(Cust)	(Minor)
TEN ENT-	as tenants by the
entireties	under Uniform Gifts to
JT TEN-	as joint tenants	Minors Act
with right of
survivorship and	________________________
not as tenants	(State)
in common

Additional abbreviations may also be used
though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

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EXHIBIT C

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

C-1

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